Catalyzing Precision Medicine with Integrated Rx/Dx in Oncology January 2014 Exhibit 99.1

Forward Looking Statements

This document contains forward-looking statements, as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934, about Ignyta, Inc. (the “Company”). Statements that are not purely historical are forward-looking statements. These include statements regarding, among other things: our novel technologies and methods; our ability to leverage our technology platform in the development of RXDX-101, RXDX-102 and other potential product candidates; our ability to design and conduct development activities and preclinical and clinical studies and trials for our potential product candidates; the potential results of any preclinical or clinical studies or trials we may conduct;
and our ability to obtain regulatory approvals in order to market any of our product candidates.
Forward looking statements involve known and unknown risks that relate to future events or the Company’s future financial performance, some of which may be beyond the Company’s control, and the actual results could differ materially from those discussed in this document.  Accordingly, the
Company cautions investors not to place undue reliance on the forward-looking statements contained in, or made in connection with, this document.
Such risks include, among others, the Company’s ability to initiate and complete clinical trials, the potential advantages of the Company’s product candidates and the Company’s capital needs. The identification and development of the Company’s product candidates and the projected commencement and completion of the Company’s clinical trials may be affected by difficulties or delays. In addition, the Company’s results may be affected by its ability to manage its financial resources, difficulties or delays in developing manufacturing processes for its product candidates, preclinical and toxicology testing and regulatory developments. Delays in clinical programs, whether caused by competitive developments, adverse events, patient enrollment rates, regulatory issues or other factors, could adversely affect the Company’s financial position and prospects.  Prior clinical trial program designs and results are not necessarily predictive of future clinical trial designs or results.  If the Company’s product candidates do not meet safety or efficacy endpoints in clinical evaluations, they will not receive regulatory approval and the Company will not be able to market them. The Company may not be able to enter into any strategic licensing or partnership agreements or secure product candidates from third parties when needed or desired. Operating expense and cash flow projections involve a high degree of uncertainty, including variances in future spending rates due to changes in corporate priorities, the timing and outcomes of clinical trials, competitive developments and the impact on expenditures and available capital from licensing and strategic collaboration opportunities.  If the Company is unable to raise additional capital when required or on acceptable terms, it may have to significantly delay, scale back or discontinue one or more of its drug development or discovery research programs.
The Company is at an early stage of development and may not ever have any products that generate significant, or any, revenue. The Company has a history of losses during its short operating history and may never be profitable.
The forward-looking statements contained in this document represent the Company’s estimates and assumptions only as of the date of this document and the Company undertakes no duty or obligation to update or revise publicly any forward-looking statements contained in this document as a result of new information, future events or changes in the Company’s expectations.
Investing in the Company involves a high degree of risk, including, among others, those described above. Investors must rely upon their own examination of the Company, including the merits and risks involved. Investors should consult all of the information, including the risk factor disclosures, set forth in the reports and other documents the Company files with the Securities and Exchange Commission, available at www.sec.gov, including without limitation the Company’s Current Report on Form 8-K/A dated December 9, 2013.
Third-party information included herein has been obtained from sources believed to be reliable, but the accuracy or completeness of such information is not guaranteed by, and should not be construed as a representation by, the Company.

Company Highlights
Precision medicine oncology company with integrated approach to Rx/Dx
- RXDX-101: First-in-class oral Pan-Trk (i.e., TrkA, TrkB, TrkC), ROS1 and ALK inhibitor in Phase 1/2 development with multiple clinical readouts in 2014 – 2015
- RXDX-102: Oral Pan-Trk inhibitor in preclinical development
- Spark: Pipeline of novel, internally discovered Rx/Dx programs in discovery
- Genomic and epigenomic analyses to discover and validate new cancer targets
- Ability to screen and confirm molecular alterations of interest via Ignyta central lab

Rx programs pursuing
first-in-class
and
best-in-class
opportunities in cancer,
with comprehensive biomarker strategies
Robust target and Dx biomarker discovery platform and capabilities
Experienced management and R&D team with demonstrated “drug hunter”
success in oncology
Strong financial position with sufficient cash to fund development programs through key data points

Corporate and Financial Highlights
San Diego based biotechnology company, incorporated in 2011
Acquired Actagene Oncology in May 2013 to enter oncology precision medicine market
Licensed exclusive worldwide rights to RXDX-101 and RXDX-102 from
Nerviano Medical Sciences in October 2013
Completed reverse merger in October 2013 to list on OTCQB: RXDX
Completed two private placements for gross proceeds of $54 million, net proceeds of ~$51 million in November 2013
Received $10M capital term loan from SVB in December 2013
S-1 submitted to SEC in December 2013
Company has 13.9 million shares issued and outstanding

Jonathan Lim, M.D., Chairman, CEO, and Co-Founder, Former Chair, CEO of Eclipse; Former President, CEO, Director at
Halozyme; McKinsey; NIH Postdoc Fellow at Harvard; surgical resident at NYH-Cornell
Patrick O’Connor, Ph.D., CSO and SVP, Head of Research, Former VP, Head of Global Oncology Research at Pfizer; successfully discovered Xalkori (Crizotinib, Lung CA) and Inlyta (Axitinib, Kidney CA); currently on medical leave
James Freddo, M.D., Chief Medical Officer, Former CMO at Anadys; former VP, Clinical Site Head and Therapeutic Area Leader for Oncology Clinical Development at Pfizer
Zachary Hornby, CFO and VP, Corporate Development, Former Senior Director of Business Development at Fate Therapeutics;
Director BD at Halozyme; L.E.K. Consulting; Harvard Business School
David Anderson, Ph.D., VP of Biology, Former CSO and Co-Founder of Proprius Pharmaceuticals; CSO at Celgene/Signal
Research Division; J&J
Jean-Michel Vernier, Ph.D., VP of Medicinal Chemistry, Former VP of Discovery Chemistry at Ardea Biosciences (clinical candidates in oncology, gout, HIV); Valeant; Merck Research Laboratories
Dave Matthews, Ph.D., VP of Crystallography, Scientific founder of Agouron Pharmaceuticals; Distinguished Research Fellow,
Head of Struc. Bio., Comp. Chem., and Bioinformatics at Pfizer-La Jolla
Paul Pearson, Ph.D., VP of PK, Drug Metabolism & Safety, Former Global Head and VP Pharmaco-kinetics and Drug Metabolism at Amgen; Exec. Director of Preclin. Drug Metab. at Merck Research Labs
David Luo, Senior Director of Clinical Operations, Former Senior Director of Elevation (acquired by Sunovion); PM at PPD
Robert Shoemaker, Ph.D., Senior Director of Biology and Informatics, Former Scientist at Illumina; Extensive bioinformatics, scientific computer programming, next generation molecular technologies experience
Management Team

Inlyta®
(axitinib) tablets

XALKORI®
CAPSULES
CRIZOTINIB

LIPITOR
atorvastatin calcium
tablets

SUTENT
sunitinib malate

Nplate®
romiplostim

Vectibix™
(panitumumab)

XGEVA®
(denosumab)

ISENTRESS®
raltegravir tablets

CAMPTOSAR®
irinotecan HCl injection

Cancidas® I.V.
caspofungin acetate

Revlimid®
(lenalidomide) capsules

VIRACEPT®
nelfinavir mesylate

PROCRIT®
EPOETIN ALFA

Hylenex®
recombinant (hyaluronidase human injection)

IGNYTA™

Ignyta’s Veteran Team Has a Successful Track Record in Drug Development 6 Collectively represent nearly $10 billion in 2012 sales

Ignyta Rx/Dx Pipeline

* In-licensed from Nerviano Medical Sciences
Compound Target Discovery Preclinical Phase 1 Phase 2 Phase 3
RXDX-101*
RXDX-102*
Spark-1 Rx/Dx Program
Spark-2 Rx/Dx Program
Spark-3 Rx/Dx Program
1 -in-Class
TrkA/B/C, ROS1,
ALK inhibitor
1 -in-Class
TrkA/B/C
inhibitor
st
st

NTRK Pathway

Neurotrophin
Neurotrophin
Neurotrophin
Presents NGF to TrkA
Presents NGF to TrkA
Extracellular space
Cytoplasm
TRK TRK
SORCS1
p75 NTR
TRK TRK
PIP2
GAB1
GRB2
PI3K
SHC
PIP3
PDK1
AKT1
PIP2
PLCγ1
IP3
DAG
Ca2+
Cdc42
ASK1
MKK 4/7
JNK1
c-Jun
Ras
SOS
GRB2
SNT
SHC
SHP2
SPRY
GRB2
SOS
Ras
c-Raf
MEK
ERK 1/2
c-Raf
MEK
ERK 1/2
RSK
Phosporylation of transcription factors and apoptotic machinery leading to cell survival
PKC signaling
Changes in cytoskeleton
Synaptic plasticity
Nucleus
ERK 1/2
RSK
c-Fos
c-Jun
c-Fos
CREB
Ceramide pathway
Apoptosis
Cell growth and proliferation
Neurite outgrowth and differentiation

© 2000-2013 Ingenuity Systems, Inc. All rights reserved.

IGNYTA™

TrkA Activation Drives Cell Growth and Survival

1. Greco A, et al. Rearrangements of NTRK1 gene in papillary thyroid carcinoma. PMID: 19883730
2. Ma J, et al. Expression of nerve growth factor and tyrosine kinase receptor A and correlation with perineural invasion in pancreatic cancer.  PMID: 19120874
3. Arrighi N, et al. Nerve growth factor signaling in prostate health and disease. PMID: 20166899
TrkA (red) activates
PI3K/AKT (blue), PKC
(orange), and ERK1/2
(green) pathways, which
promote cell growth and
survival
TrkA gene
rearrangements result in
ligand independent
dimerization and
constitutive activation
1
TrkA overexpression, in
the presence of
neurotrophin NGF, is
associated with
metastasis and cell
survival
2,3

RXDX-101
Ignyta Leveraging Team’s Prior Crizotinib Experience with Next Generation Kinase Inhibitor
RXDX-101 is in-licensed candidate from Nerviano
-
Nerviano had invested $25MM in the program
-
Nerviano is a former Pfizer/Pharmacia R&D site with kinase expertise
-
40 years of experience in oncology R&D
Potent inhibitor of 5 oncogenic driver targets:
Crosses the blood brain barrier, enabling targeting of CNS lesions
In Phase 1/2 study (Ph 1 dose escalation ongoing)
Composition of matter patent issued in the US and allowed in Europe

Target TrkA TrkB TrkC ROS1 ALK
IC50 (nM) 1 2 5 7 12

RXDX-101 & RXDX-102 Exclusive Worldwide License
Completed in October 2013

$7M upfront (paid in November 2013)
$55M in development and regulatory milestones for WW approval of 1 product
$50M in aggregate potential milestones for WW approval of additional products and/or indications
No sales milestones
$112M in total upfront and potential milestones
Single digit to low double digit royalties
Deal terms compare favorably with other high profile oncology clinical-stage asset in-licenses
st

RXDX-101’s High Potency and Selectivity for
Important Kinase Targets Creates Multiple Opportunities
Molecular
Targets
Development Strategy Rationale
TrkA/B/C
Treatment of Trk-dependent tumors
- TrkA fusion proteins drive multiple
tumors (e.g., colorectal)
- TrkB/C point mutations and
overexpression implicated in different
tumor types (NSCLC, neuroblastoma)
1st-in-Class Pan-Trk inhibitor
TrkA fusions cause cell
proliferation/survival
TrkA mutations enriched in
EGFR/ALK(-) NSCLC
ROS1
Treatment of ROS1-dependent tumors
- ROS1 fusions present in NSCLC,
ovarian cancer, glioblastoma,
cholangiocarcinoma
>
dependent models than crizotinib
Opportunity for 1st-in-Class
ALK
Treatment of ALK+ cancers resistant to
other ALK inhibitors
Treatment of ALK+ cancers with brain
lesions
Active on ALK mutants that cause
acquired resistance to crizotinib
Crosses blood brain barrier
Opportunity for Best-in-Class

10-fold more potent on ROS1

Molecular Alterations Targeted by RXDX-101
Are Present in a Large Number of Tumors
25,000 - 35,000 tumors newly detected in the US each
year have an alteration to TrkA, TrkB, TrkC, ROS1 or ALK

These tumors represent significant segments of the “Big 4”
(NSCLC, CRC, PC, BC), as well as cancers with extremely high unmet need (pancreatic, glioblastoma)
Includes:
- NSCLC
- Colorectal
- Prostate
- Melanoma
- Papillary Thyroid
- Breast
- Pancreatic
- AML
- Neuroblastoma
- Glioblastoma

RXDX-101 Has Both First-in-Class and
Best-in-Class Opportunities
There are no Trk-targeting agents in Phase 2 or later
There are no agents approved for targeting ROS1
Xalkori (crizotinib) is the only approved ALK inhibitor
- Xalkori approved only for NSCLC
- Xalkori does not cross the BBB:
Yet, ~50% of ALK   NSCLC population has brain metastases
-
NSCLC patients on Xalkori develop de novo ALK mutations that cause Xalkori resistance: median duration of effect is ~10 months

Xalkori had estimated sales >$280M in 2013
Candidate tumor market for RXDX-101 is a multiple
larger than what Xalkori has penetrated to date
+

In vitro MoA in KM12 cells

- .01 .05 .25
µM, 2h
P-trkA (Y 490)
Total TrkA
P-PLCγ (Y 783)
Total PLCγ
P-AKT (S 473)
Total AKT
P-p42/44(Thr202/Tyr204)
Total p42/44

72 hr Proliferation IC50 = 22 nM

In vivo activity against KM12 tumor xenografts

Tumor weight (g)
3.0
2.5
2.0
1.5
1.0
0.5
0
5
10
15
20
25
30
35
40
Days
Control
30 mg/kg
60 mg/kg

RXDX-101 Demonstrated Strong In Vitro and In Vivo
Activity against Colorectal Cancer

RXDX-101
RXDX-101
KM-12 is a human CRC line driven by a constitutively active TrkA fusion protein
RXDX-101 exerts potent inhibition of TrkA phosphorylation and downstream signaling
RXDX-101 induces in vivo tumor regression and durable tumor stabilization

Vehicle
30 mg/kg BID
Tumor weight (g)
days

Tumor-free achieved in 2 out of 7 mice

Vehicle
60 mg/kg BID
Tumor weight (g)
days

Tumor-free achieved in 5 out of 7 mice

Karpas-299
Vehicle
30mg/kg
os 10x bid
60mg/kg
os 10x bid
Tumor weight
Days

Tumor eradication in 4 out of 7 mice at day 90 (60 mg/kg)

SR-786
Vehicle
30mg/kg
os 10x bid
Tumor weight
Days

Tumor eradication in 6 out of 7 mice at day 90

RXDX-101 Demonstrated Strong Activity against
Lung Cancer and Lymphoma
15
In vivo activity in
ALK-driven NCI-
H2228 non small cell
lung cancer (NSCLC)
mouse xenografts
treated orally BID for
10 days
RXDX-101
RXDX-101
In vivo activity in
ALK-driven anaplastic
large cell lymphoma
(ALCL) mouse
xenografts treated
orally BID for 10 days
RXDX-101
RXDX-101
RXDX-101

Percent Survival
100
50
0
0 10 20 30 40 50 60 70 80
Time
Control
Exp.

120 mg/kg	Median survival
Control group	33,50 d
Treated animals	56,50 d
P	< 5x10e-4

PRE
AFTER 10 d TREATMENT

RXDX-101 Demonstrated Robust Activity in
NSCLC Brain Metastases Model

RXDX-101
120 mg/kg os BID,
10 days
Favorable BBB penetration in
three species (brain/blood ratio):
•Mouse:  0.4
•Rat:
0.6 – 1.0
•Dog:
1.4 – 2.2
NCI-H2228 cells were injected intracranially, and mice were treated orally with
RXDX-101 at 60 or 120 mg/kg BID for 10 days
Vehicle

RXDX-101 Clinical Development Strategy
Phase 1
Dose escalation:
20-30 cancer
patients with
mutations to
TrkA, ROS1 or ALK

Phase 2
Additional patients
treated at RP2D*;
N=15-20 per cohort
Accelerated registration path
Potential for “Breakthrough
Therapy Designation” in
indication with high unmet need
Phase 1/2 Trial
* “RP2D” = Recommended Phase II Dose
TrkA+ cohort(s)
Traditional registration path
Can do randomized Phase 2 and
3 clinical studies in parallel in
other most promising
indication(s)
ROS1+ cohort(s) ALK+ cohort(s)

Patient population: advanced metastatic solid tumors, positive for TrkA, ROS1, ALK
N = 20 - 30 patients in dose escalation phase; 15 – 20 patients/cohort in RP2D expansion phase
Objectives of dose escalation phase:
Status: Actively enrolling patients. Dose escalation will continue to MTD
Findings:
Ongoing Phase 1/2 Study Design and Status:
Oral Single Agent In Solid Tumors
Diagnostic methods are in place for molecular alterations of interest
(e.g., TrkA, ROS1)

Note: “DLT” = dose-limiting toxicity; “MTD” = maximum tolerated dose
-
Primary: determine DLTs, MTD and RP2D
-
Secondary: safety, PK, antitumor activity by RECIST
-
AEs: No DLTs
-
PK: Cmax and AUC increase with dose, with a plasma half-life of around 20 hrs.
-
Exposure levels are approaching those efficacious in preclinical studies

Vehicle
RXDX-102 12.5 mg/kg BID
RXDX-102 25 mg/kg BID
Tumor weight
Days
0
1
2
3
4
10
15
20
25
30

Vehicle
RXDX-102 25 mg/kg BID
RXDX-102 50 mg/kg BID
Tumor weight
Days
0
1
2
3
10
20
30
40
Tumor weight
Days
0
1
2
10
15
20

Oral, potent, selective inhibitor of TrkA, TrkB & TrkC (each < 5 nM)
Potent, durable anti-tumor activity in TrkA/B/C xenograft models
Favorable therapeutic window in non-GLP tox studies
Ready for IND-enabling tox
Trk activating alterations found in colon carcinoma, neuroblastoma, multiple myeloma, secretory breast carcinoma and other tumors
RXDX-102
1  -in-Class Pan-Trk Inhibitor

TrkA
RXDX-102 was orally administered to
nude mice bearing KM12 tumors
TrkB and TrkC-driven Ba/F3 cells were injected s.c.
in SCID mice and animals were treated os
TrkB TrkC
st

Ignyta’s Genomic & Epigenomic Synergies
Uniquely Enable Its Integrated Rx/Dx Strategy
Genetic
Epigenetic
Bioinformatic
Input Analysis Output Result
Proprietary primary
tumor samples/data
TCGA and other
publicly available
tumor data
Oncolome
Database
Next Generation
Sequencing to identify
genetic alterations
Microarray based DNA
methylation analysis to
identify epigenetic
alterations
Bioinformatic analysis to
correspond genetic and
epigenetic alterations to
activating cancer biology
Novel
Targets
Biomarkers
1
st
-in-Class
Precision
Medicines
with
Companion
Diagnostics

Ignyta’s Two-Pronged Approach to Generating Value from
Novel Targets Identified by Oncolome
Oncolome Mining & Pathway Mapping

Target Prioritization by Ignyta Oncology Team
Compound Database Screen
Drug Developer Outreach
Program /Company Selection
External Targets
Engage in discussions with
biopharma companies with
existing programs for
potential in-licensing (e.g.,
Nerviano)
Internal Targets
If no attractive clinical or
preclinical stage programs
exist for target of interest,
then initiate Spark discovery
program (e.g., Spark-1)
Drug Candidate Diligence
Failed Clinical Assets
Oncology assets developed
without a biomarker strategy
and that failed due to lack of
sufficient clinical efficacy
Repositioned asset, with
biomarker strategy revealed by
Oncolome

Genomic and Epigenomic Mining of Oncolome
Identified Six Novel Targets (Spark-1 to Spark-6)
Screening
Lead
Optimization
Candidate
Seeking
IND
Enabling
Clinical Trials
Target
Identification
Lead
Series
CAN
Series
IND
Candidate
Phase I
Define Hits
Perfect Leads
Select Agent File IND
Spark-1
Spark-2
Spark-3
2015 2013
Ignyta’s
X-Ray Crystallography &
MedChem expertise enables a
Structure-Based-Drug-Design
route to 1
st
-in-class clinical
candidates
Compounds
Spark-1 Spark-2 Spark-3
Spark Targets (1 -6)

Genetic (mutated)
Epigenetic
Oncolome mining reveals presence in:
Lung, Breast, Ovary, Pancreas, Liver, Colon, Kidney

2014 Corporate Milestones

2030 Vision
2014 Milestones
Initiate IND-enabling studies for RXDX-102, 1Q14
File U.S. IND for RXDX-101, 2Q14
Initiate and enroll Phase 2a expansion cohorts for RXDX-101, 2H14
Report patient response data from current RXDX-101 Phase 1/2 clinical study, 4Q14
Generate potential lead candidate(s) from Spark discovery programs by year-end
Seek Nasdaq uplisting, 2014
2011 – 2015
Advance clinical pipeline
2016 –2020
Commercialize RXDX
lead
2021 – 2025
Scale pipeline revenue
Leading precision
medicine
company
2026 – 2030
profitability
Drive sustainable

Company Highlights

Targeted oncology company with integrated approach to Rx/Dx development
Experienced management team, excellent track record in oncology
Pipeline targeting first-in-class and
best-in-class
Lead oncology asset: Phase 1/2 highly potent, selective kinase inhibitor
Multiple potential clinical readouts in 2014 – 2015
Cutting edge genomic/epigenomic platform technology provides deep molecular insights that derisk and enable targeted development of new drugs
Comprehensive biomarker strategies for patient screening and confirmation
Composition of matter IP for clinical and preclinical drug candidates
Strong financial position
opportunities in cancer